UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 23, 2006
Donegal Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15341	23-2424711

(State or other jurisdiction of incorporation)	(Commission file number )	(IRS employer identification no.)

1195 River Road, Marietta, Pennsylvania	17547

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (717) 426-1931
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On February 23, 2006, Donegal Group Inc. (the “Company”) issued a press release regarding the Company’s financial results for its fourth quarter and year ended December 31, 2005. The press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Form 8-K. The information in this report shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933.
Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press release issued by the Company dated February 23, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DONEGAL GROUP INC.
Date: March 16, 2006	By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated February 23, 2006 issued by the Company.